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As filed with the Securities and Exchange Commission on May 6, 2005

Registration No. 333-124670

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

AMENDMENT NO. 1
TO
FORM S-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

REAL MEX RESTAURANTS, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	5810 (Primary Standard Industrial Classification Code Number)	13-4012902 (I.R.S. Employer Identification No.)
4001 Via Oro Avenue, Suite 200 Long Beach, California 90810 (310) 513-7500 (Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant's Principal Executive Offices)

See Table of Additional Registrants Below

Frederick F. Wolfe
President and Chief Executive Officer
Real Mex Restaurants, Inc.
4001 Via Oro Avenue, Suite 200
Long Beach, California 90810
(310) 513-7500
(Name, address including zip code, and telephone number, including area code, of agent for service)

Copy to:
 Carmen J. Romano, Esq.
Dechert LLP
4000 Bell Atlantic Tower
1717 Arch Street
Philadelphia, Pennsylvania 19103
(215) 994-4000

Approximate date of commencement of proposed sale of the securities to the public:
 As soon as practicable after this Registration Statement becomes effective.

        If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.    ☐

        If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

        If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

        The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Table of Additional Registrants

Name	State of Incorporation of Organization	Primary Standard Industrial Classification Code Number	IRS Employer Identification No.
Acapulco Restaurants, Inc.	Delaware	5810	13-3304897
El Torito Restaurants, Inc.	Delaware	5810	33-0197059
El Torito Franchising Company	Delaware	5810	33-0722754
El Paso Cantina, Inc.	California	5810	95-2810112
Murray Pacific	California	5810	95-3721596
TARV, Inc.	California	5810	33-0338081
ALA Design, Inc.	California	5810	95-3218584
Acapulco Restaurant of Westwood, Inc.	California	5810	13-0631162
Acapulco Restaurant of Moreno Valley, Inc.	California	5810	33-0874606
Acapulco Restaurant of Ventura, Inc.	California	5810	13-3353626
Acapulco Restaurant of Downey, Inc.	California	5810	95-4122910
Acapulco Restaurants of Encinitas, Inc.	California	5810	95-4084400
Acapulco Mark Corp.	Delaware	5810	13-3923570
Real Mex Foods, Inc.	California	5810	95-3218585
CKR Acquisition Corp.	Delaware	5810	20-1738287
Chevys Restaurants, LLC	Delaware	5810	20-1892992

        The address, including zip code, of the principal offices of the additional registrants listed above is: 4001 Via Oro Avenue, Suite 200, Long Beach, California 90810; and the telephone number at that address is (310) 513-7500.

EXPLANATORY NOTE

        This Amendment No. 1 to the Form S-4 Registration Statement is being filed for the sole purpose of filing an additional exhibit.

PART II
INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 20. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

        Indemnification:    Section 145 of the Delaware General Corporation Law provides that a corporation may indemnify directors and officers as well as other employees and individuals against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with any threatened, pending or completed actions, suits or proceedings in which such person is made a party by reason of such person being or having been a director, officer, employee of or agent to the Registrants. The statute provides that it is not exclusive of other rights to which those seeking indemnification may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise. Our bylaws provide for indemnification by us of any director or officer (as such term is defined in the bylaws) of Real Mex Restaurants, Inc., or any person who, at our request, is or was serving as a director or officer of, or in any other capacity for, any other enterprise, except to the extent that such indemnification is prohibited by law. The bylaws also provide that we may advance expenses incurred by a director or officer in defending a proceeding prior to the final disposition of such proceeding. The bylaws do not limit our ability to provide other indemnification and expense reimbursement rights to directors, officers, employees, agents and other persons otherwise than pursuant to the bylaws. We may purchase insurance covering the potential liabilities of the directors and officers of Real Mex Restaurants, Inc. or any constituent corporations or any person who, at our request, is or was serving as a director or officer of, or in any other capacity for, any other enterprise.

        Limitation of Liability:    Section 102(b)(7) of the Delaware General Corporation Law permits a corporation to provide in its certificate of incorporation that a director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for payments of unlawful dividends or unlawful stock repurchases or redemptions, or (iv) for any transaction from which the director derived an improper personal benefit. Our certificate of incorporation provides for such limitation of liability.

ITEM 21. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

        (a)   Exhibits

        The following exhibits are filed herewith unless otherwise indicated:

3.1	Amended and Restated Certificate of Incorporation of Real Mex Restaurants, Inc. (Filed with the Securities and Exchange Commission as Exhibit 3.1 to the Company's Registration Statement on Form S-4 (File No. 333-116310) on June 9, 2004 and incorporated by reference herewith)
3.2
Bylaws of Real Mex Restaurants, Inc. (Filed with the Securities and Exchange Commission as Exhibit 3.2 to the Company's Registration Statement on Form S-4 (File No. 333-116310) on June 9, 2004 and incorporated by reference herewith)
3.3
Certificate of Incorporation of Acapulco Restaurants, Inc. (Filed with the Securities and Exchange Commission as Exhibit 3.3 to the Company's Registration Statement on Form S-4 (File No. 333-116310) on June 9, 2004 and incorporated by reference herewith)
3.4
Bylaws of Acapulco Restaurants, Inc. (Filed with the Securities and Exchange Commission as Exhibit 3.4 to the Company's Registration Statement on Form S-4 (File No. 333-116310) on June 9, 2004 and incorporated by reference herewith)

3.5
Certificate of Incorporation of El Torito Restaurants, Inc. (Filed with the Securities and Exchange Commission as Exhibit 3.5 to the Company's Registration Statement on Form S-4 (File No. 333-116310) on June 9, 2004 and incorporated by reference herewith)
3.6
Bylaws of El Torito Restaurants, Inc. (Filed with the Securities and Exchange Commission as Exhibit 3.6 to the Company's Registration Statement on Form S-4 (File No. 333-116310) on June 9, 2004 and incorporated by reference herewith)
3.7
Certificate of Incorporation of El Torito Franchising Company (Filed with the Securities and Exchange Commission as Exhibit 3.7 to the Company's Registration Statement on Form S-4 (File No. 333-116310) on June 9, 2004 and incorporated by reference herewith)
3.8
Bylaws of El Torito Franchising Company (Filed with the Securities and Exchange Commission as Exhibit 3.8 to Amendment No. 1 to the Company's Registration Statement on Form S-4 (File No. 333-116310) on August 11, 2004 and incorporated by reference herewith)
3.9
Articles of Incorporation of Acapulco Restaurant of Ventura, Inc. (Filed with the Securities and Exchange Commission as Exhibit 3.9 to the Company's Registration Statement on Form S-4 (File No. 333-116310) on June 9, 2004 and incorporated by reference herewith)
3.10
Bylaws of Acapulco Restaurant of Ventura, Inc. (Filed with the Securities and Exchange Commission as Exhibit 3.10 to the Company's Registration Statement on Form S-4 (File No. 333-116310) on June 9, 2004 and incorporated by reference herewith)
3.11
Articles of Incorporation of Acapulco Restaurant of Westwood, Inc. (Filed with the Securities and Exchange Commission as Exhibit 3.11 to the Company's Registration Statement on Form S-4 (File No. 333-116310) on June 9, 2004 and incorporated by reference herewith)
3.12
Bylaws of Acapulco Restaurant of Westwood, Inc. (Filed with the Securities and Exchange Commission as Exhibit 3.12 to the Company's Registration Statement on Form S-4 (File No. 333-116310) on June 9, 2004 and incorporated by reference herewith)
3.13
Articles of Incorporation of Acapulco Restaurant of Downey, Inc. (Filed with the Securities and Exchange Commission as Exhibit 3.13 to the Company's Registration Statement on Form S-4 (File No. 333-116310) on June 9, 2004 and incorporated by reference herewith)
3.14
Bylaws of Acapulco Restaurant of Downey, Inc. (Filed with the Securities and Exchange Commission as Exhibit 3.14 to the Company's Registration Statement on Form S-4 (File No. 333-116310) on June 9, 2004 and incorporated by reference herewith)
3.15
Articles of Incorporation of Murray Pacific (Filed with the Securities and Exchange Commission as Exhibit 3.15 to the Company's Registration Statement on Form S-4 (File No. 333-116310) on June 9, 2004 and incorporated by reference herewith)
3.16
Bylaws of Murray Pacific (Filed with the Securities and Exchange Commission as Exhibit 3.16 to the Company's Registration Statement on Form S-4 (File No. 333-116310) on June 9, 2004 and incorporated by reference herewith)
3.17
Articles of Incorporation of Acapulco Restaurants of Encinitas, Inc. (Filed with the Securities and Exchange Commission as Exhibit 3.17 to the Company's Registration Statement on Form S-4 (File No. 333-116310) on June 9, 2004 and incorporated by reference herewith)
3.18
Bylaws of Acapulco Restaurants of Encinitas, Inc. (Filed with the Securities and Exchange Commission as Exhibit 3.18 to the Company's Registration Statement on Form S-4 (File No. 333-116310) on June 9, 2004 and incorporated by reference herewith)

3.19
Articles of Incorporation of Acapulco Restaurant of Moreno Valley, Inc. (Filed with the Securities and Exchange Commission as Exhibit 3.19 to the Company's Registration Statement on Form S-4 (File No. 333-116310) on June 9, 2004 and incorporated by reference herewith)
3.20
Bylaws of Acapulco Restaurant of Moreno Valley, Inc. (Filed with the Securities and Exchange Commission as Exhibit 3.20 to the Company's Registration Statement on Form S-4 (File No. 333-116310) on June 9, 2004 and incorporated by reference herewith)
3.21
Articles of Incorporation of El Paso Cantina, Inc. (Filed with the Securities and Exchange Commission as Exhibit 3.21 to the Company's Registration Statement on Form S-4 (File No. 333-116310) on June 9, 2004 and incorporated by reference herewith)
3.22
Bylaws of El Paso Cantina, Inc. (Filed with the Securities and Exchange Commission as Exhibit 3.22 to the Company's Registration Statement on Form S-4 (File No. 333-116310) on June 9, 2004 and incorporated by reference herewith)
3.23
Articles of Incorporation of Real Mex Foods, Inc. (Filed with the Securities and Exchange Commission as Exhibit 3.23 to the Company's Registration Statement on Form S-4 (File No. 333-116310) on June 9, 2004 and incorporated by reference herewith)
3.24
Bylaws of Real Mex Foods, Inc. (Filed with the Securities and Exchange Commission as Exhibit 3.24 to the Company's Registration Statement on Form S-4 (File No. 333-116310) on June 9, 2004 and incorporated by reference herewith)
3.25
Articles of Incorporation of TARV, Inc. (Filed with the Securities and Exchange Commission as Exhibit 3.25 to the Company's Registration Statement on Form S-4 (File No. 333-116310) on June 9, 2004 and incorporated by reference herewith)
3.26
Bylaws of TARV, Inc. (Filed with the Securities and Exchange Commission as Exhibit 3.26 to the Company's Registration Statement on Form S-4 (File No. 333-116310) on June 9, 2004 and incorporated by reference herewith)
3.27
Articles of Incorporation of ALA Design, Inc. (Filed with the Securities and Exchange Commission as Exhibit 3.27 to the Company's Registration Statement on Form S-4 (File No. 333-116310) on June 9, 2004 and incorporated by reference herewith)
3.28
Bylaws of ALA Design, Inc. (Filed with the Securities and Exchange Commission as Exhibit 3.28 to the Company's Registration Statement on Form S-4 (File No. 333-116310) on June 9, 2004 and incorporated by reference herewith)
3.29
Articles of Incorporation of Acapulco Mark Corp. (Filed with the Securities and Exchange Commission as Exhibit 3.29 to the Company's Registration Statement on Form S-4 (File No. 333-116310) on June 9, 2004 and incorporated by reference herewith)
3.30
Bylaws of Acapulco Mark Corp. (Filed with the Securities and Exchange Commission as Exhibit 3.30 to the Company's Registration Statement on Form S-4 (File No. 333-116310) on June 9, 2004 and incorporated by reference herewith)
3.31
Articles of Incorporation of CKR Acquisition Corp. (Filed with the Securities and Exchange Commission as Exhibit 3.31 to the Company's Annual Report on Form 10-K (File No. 333-116310) on March 23, 2005 and incorporated by reference herewith)
3.32
Bylaws of CKR Acquisition Corp. (Filed with the Securities and Exchange Commission as Exhibit 3.32 to the Company's Annual Report on Form 10-K (File No. 333-116310) on March 23, 2005 and incorporated by reference herewith)

3.33
Articles of Formation of Chevys Restaurants, LLC (Filed with the Securities and Exchange Commission as Exhibit 3.33 to the Company's Annual Report on Form 10-K (File No. 333-116310) on March 23, 2005 and incorporated by reference herewith)
3.34
Operating Agreement of Chevys Restaurants, LLC (Filed with the Securities and Exchange Commission as Exhibit 3.34 to the Company's Annual Report on Form 10-K (File No. 333-116310) on March 23, 2005 and incorporated by reference herewith)
4.1
Indenture, dated as of March 31, 2004, among Real Mex Restaurants, Inc., the guarantors named therein and Wells Fargo Bank, N.A., as trustee (Filed with the Securities and Exchange Commission as Exhibit 4.1 to the Company's Registration Statement on Form S-4 (File No. 333-116310) on June 9, 2004 and incorporated by reference herewith)
4.2	Form of 10% Senior Secured Note Due 2010 (included in Exhibit 4.1)
4.3
First Supplemental Indenture, dated as of November 29, 2004, among CKR Acquisition Corp., Real Mex Restaurants, Inc., the guarantors named therein and Wells Fargo Bank, N.A., as trustee (Filed with the Securities and Exchange Commission as Exhibit 4.2 to the Company's Annual Report on Form 10-K (File No. 333-116310) on March 23, 2005 and incorporated by reference herewith)
4.4
Second Supplemental Indenture, dated as of January 10, 2005, among Chevys Restaurants, LLC, Real Mex Restaurants, Inc., the guarantors named therein and Wells Fargo Bank N.A., as trustee (Filed with the Securities and Exchange Commission as Exhibit 4.4 to the Company's Registration Statement on Form S-4 (File No. 333-124670) on May 5, 2005 and incorporated by reference herewith)
4.5
Registration Rights Agreement, dated as of March 31, 2004, by and among Real Mex Restaurants, Inc., the guarantors named therein, Jefferies & Company, Inc. and Deutsche Bank Securities Inc. (Filed with the Securities and Exchange Commission as Exhibit 4.3 to the Company's Registration Statement on Form S-4 (File No. 333-116310) on June 9, 2004 and incorporated by reference herewith)
5.1
Opinion of Dechert LLP (Filed with the Securities and Exchange Commission as Exhibit 5.1 to the Company's Registration Statement on Form S-4 (File No. 333-124670) on May 5, 2005 and incorporated by reference herewith)
10.1
Amended and Restated Revolving Credit Agreement, dated as of March 31, 2004, by and among Real Mex Restaurants, Inc., Acapulco Restaurants, Inc., El Torito Franchising Company, El Torito Restaurants, Inc., Acapulco, Restaurants of Encinitas, Inc., TARV, Inc., Acapulco Restaurant of Ventura, Inc., Acapulco Restaurant of Westwood, Inc., Acapulco Mark Corp., Murray Pacific, Ala Design, Inc., Real Mex Foods, Inc., Acapulco Restaurant of Downey, Inc., Acapulco Restaurant of Moreno Valley, Inc., El Paso Cantina, Inc., as Borrowers, Fleet National Bank and the other financial institutions listed therein, as Lenders, and Fleet National Bank, as agent and administrative agent with Fleet Securities, Inc. as arranger. (Filed with the Securities and Exchange Commission as Exhibit 10.1 to the Company's Registration Statement on Form S-4 (File No. 333-116310) on June 9, 2004 and incorporated by reference herewith)
10.2
Intercreditor Agreement, dated as of March 31, 2004, by and between Wells Fargo Bank, N.A., as collateral agent and as trustee, and Fleet National Bank, as administrative agent. (Filed with the Securities and Exchange Commission as Exhibit 10.2 to the Company's Registration Statement on Form S-4 (File No. 333-116310) on June 9, 2004 and incorporated by reference herewith)

10.3
Amended and Restated Securities Holders Agreement, dated as of June 28, 2000, among Real Mex Restaurants, Inc., Bruckmann, Rosser, Sherrill & Co., L.P., Furman Selz Investors II, L.P. and other investors as named therein (including Registration Rights Agreement, attached as Exhibit C, Filed with the Securities and Exchange Commission as Exhibit 10.2 to the Company's Registration Statement on Form S-4 (File No. 333-116310) on June 9, 2004 and incorporated by reference herewith)
10.4
Amendment No. 1 to Amended and Restated Securities Holders Agreement, dated as of November 28, 2001, among Real Mex Restaurants, Inc., Bruckmann, Rosser, Sherrill & Co., L.P., Furman Selz Investors II, L.P. and other investors as named therein. (Filed with the Securities and Exchange Commission as Exhibit 10.4 to the Company's Registration Statement on Form S-4 (File No. 333-116310) on June 9, 2004 and incorporated by reference herewith)
10.5
Amendment No. 2 to Amended and Restated Securities Holders Agreement, dated as of September 23, 2002, among Real Mex Restaurants, Inc., Bruckmann, Rosser, Sherrill & Co., L.P., Furman Selz Investors II, L.P. and other investors as named therein. (Filed with the Securities and Exchange Commission as Exhibit 10.5 to the Company's Registration Statement on Form S-4 (File No. 333-116310) on June 9, 2004 and incorporated by reference herewith)
10.6
Shareholder Voting Agreement, dated as of July 13, 1998, among Furman Selz Investors II, L.P. and other investors listed therein, as shareholders, and Harold O. Rosser and Stephen C. Sherrill, as proxyholders. (Filed with the Securities and Exchange Commission as Exhibit 10.6 to the Company's Registration Statement on Form S-4 (File No. 333-116310) on June 9, 2004 and incorporated by reference herewith)
10.7
Shareholder Voting Agreement, dated as of November 29, 2001, among Furman Selz Investors II, L.P. and other investors listed therein, as shareholders, and Harold O. Rosser and Stephen C. Sherrill, as proxyholders. (Filed with the Securities and Exchange Commission as Exhibit 10.7 to the Company's Registration Statement on Form S-4 (File No. 333-116310) on June 9, 2004 and incorporated by reference herewith)
10.8
Restricted Stock Agreement, dated as of September 23, 2002, by and between Real Mex Restaurants, Inc. and Frederick Wolfe. (Filed with the Securities and Exchange Commission as Exhibit 10.8 to the Company's Registration Statement on Form S-4 (File No. 333-116310) on June 9, 2004 and incorporated by reference herewith)
10.9
Amended and Restated Real Mex Restaurants, Inc. 2000 Stock-Based Incentive Compensation Plan. (Filed with the Securities and Exchange Commission as Exhibit 10.9 to the Company's Registration Statement on Form S-4 (File No. 333-116310) on June 9, 2004 and incorporated by reference herewith)
10.10
Real Mex Restaurants, Inc. 1998 Stock-Based Incentive Compensation Plan. (Filed with the Securities and Exchange Commission as Exhibit 10.10 to Amendment No. 1 to the Company's Registration Statement on Form S-4 (File No. 333-116310) on August 11, 2004 and incorporated by reference herewith)
10.11
Amended and Restated Management Agreement, dated as of June 28, 2000, among Bruckmann, Rosser, Sherrill & Co., Inc., FS Private Investments, L.L.C., as the service providers, and Real Mex Restaurants, Inc., Acapulco Restaurants Inc., El Torito Restaurants, Inc., and El Torito Franchising Company, as the Company (Filed with the Securities and Exchange Commission as Exhibit 10.11 to the Company's Registration Statement on Form S-4 (File No. 333-116310) on June 9, 2004 and incorporated by reference herewith)

10.12
Warrant Agreement, dated as of June 27, 2000, by and between Real Mex Restaurants, Inc. and Blackstone Mezzanine Holdings, L.P. (Filed with the Securities and Exchange Commission as Exhibit 10.12 to Amendment No. 1 to the Company's Registration Statement on Form S-4 (File No. 333-116310) on August 11, 2004 and incorporated by reference herewith)
10.13
Warrant Agreement, dated as of June 27, 2000, by and between Real Mex Restaurants, Inc. and Blackstone Mezzanine Partners L.P. (Filed with the Securities and Exchange Commission as Exhibit 10.13 to Amendment No. 1 to the Company's Registration Statement on Form S-4 (File No. 333-116310) on August 11, 2004 and incorporated by reference herewith)
10.14
Warrant Agreement, dated as of June 28, 2000, by and between Real Mex Restaurants, Inc. and Canterbury Mezzanine Capital II L.P. (Filed with the Securities and Exchange Commission as Exhibit 10.14 to Amendment No. 1 to the Company's Registration Statement on Form S-4 (File No. 333-116310) on August 11, 2004 and incorporated by reference herewith)
10.15
Employment Agreement, dated as of August 2, 2004, by and between Real Mex Restaurants, Inc. and Frederick Wolfe. (Filed with the Securities and Exchange Commission as Exhibit 10.15 to Amendment No. 1 to the Company's Registration Statement on Form S-4 (File No. 333-116310) on August 11, 2004 and incorporated by reference herewith)
10.16
Asset Purchase Agreement, dated as of October 13, 2004, by and among Real Mex Restaurants, Inc., CKR Acquisition Corp., Chevys, Inc. and its subsidiaries, Chevys Holdings, Inc. and J.W. Childs Equity Partners L.P. (Filed with the Securities and Exchange Commission as Exhibit 10.1 to Current Report on Form 10-Q on November 10, 2004 and incorporated by reference herewith)
10.17
Indemnification Agreement, dated as of October 13, 2004, by and among Real Mex Restaurants, Inc., CKR Acquisition Corp. and J.W. Childs Equity Partners, L.P. (Filed with the Securities and Exchange Commission as Exhibit 10.17 to the Company's Annual Report on Form 10-K (File No. 333-116310) on March 23, 2005 and incorporated by reference herewith)
10.18
Joinder Agreement, dated as of January 11, 2005, by and among Real Mex Restaurants, Inc., J.W. Childs Equity Partners, L.P., JWC Chevys Co-Invest, LLC, J.W. Childs L.P., Bruckmann, Rosser, Sherrill & Co., L.P. and Bruckmann, Rosser, Sherrill & Co., II L.P. (Filed with the Securities and Exchange Commission as Exhibit 10.18 to the Company's Annual Report on Form 10-K (File No. 333-116310) on March 23, 2005 and incorporated by reference herewith)
10.19
Restricted Stock Agreement, dated as of October 31, 2004, by and between Real Mex Restaurants, Inc. and Steven Tanner. (Filed with the Securities and Exchange Commission as Exhibit 10.1 to the Company's Annual Report on Form 10-K (File No. 333-116310) on March 23, 2005 and incorporated by reference herewith)
12.1
Computation of Ratio of Earnings to Fixed Charges (Filed with the Securities and Exchange Commission as Exhibit 12.1 to the Company's Registration Statement on Form S-4 (File No. 333-124670) on May 5, 2005 and incorporated by reference herewith)
21.1
Subsidiaries of Real Mex Restaurants, Inc. (Filed with the Securities and Exchange Commission as Exhibit 21.1 to the Company's Annual Report on Form 10-K (File No. 333-116310) on March 23, 2005 and incorporated by reference herewith)
23.1
Consent of Ernst & Young LLP (Filed with the Securities and Exchange Commission as Exhibit 23.1 to the Company's Registration Statement on Form S-4 (File No. 333-124670) on May 5, 2005 and incorporated by reference herewith)

23.2
Consent of Ernst & Young LLP (Filed with the Securities and Exchange Commission as Exhibit 23.2 to the Company's Registration Statement on Form S-4 (File No. 333-124670) on May 5, 2005 and incorporated by reference herewith)
23.3	Consent of Dechert LLP (included in Exhibit 5.1)
23.4	Consent of KPMG LLP
24.1	Powers of Attorney (Included on the signature page of the Company's Registration Statement on Form S-4 (File No. 333-124670) on May 5, 2005 and incorporated by reference herewith)
25.1
Statement of Eligibility of Wells Fargo Bank, N.A. as trustee, on Form T-1 (Filed with the Securities and Exchange Commission as Exhibit 25.1 to the Company's Registration Statement on Form S-4 (File No. 333-124670) on May 5, 2005 and incorporated by reference herewith)
99.1
Form of Letter of Transmittal (Filed with the Securities and Exchange Commission as Exhibit 99.1 to the Company's Registration Statement on Form S-4 (File No. 333-124670) on May 5, 2005 and incorporated by reference herewith)
99.2
Form of Notice of Guaranteed Delivery (Filed with the Securities and Exchange Commission as Exhibit 99.2 to the Company's Registration Statement on Form S-4 (File No. 333-124670) on May 5, 2005 and incorporated by reference herewith)
99.3
Form of Letter to Holders (Filed with the Securities and Exchange Commission as Exhibit 99.3 to the Company's Registration Statement on Form S-4 (File No. 333-124670) on May 5, 2005 and incorporated by reference herewith)
99.4
Form of Letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees (Filed with the Securities and Exchange Commission as Exhibit 99.4 to the Company's Registration Statement on Form S-4 (File No. 333-124670) on May 5, 2005 and incorporated by reference herewith)
99.5
Form of Letter to Clients (Filed with the Securities and Exchange Commission as Exhibit 99.5 to the Company's Registration Statement on Form S-4 (File No. 333-124670) on May 5, 2005 and incorporated by reference herewith)

        (b)   Financial Statement Schedules:

        Schedules not listed below are omitted because of the absence of the conditions under which they are required or because of the information required by such omitted schedules is set forth in the financial statements or the notes thereto.

ITEM 22. UNDERTAKINGS.

        (a)   The undersigned registrants hereby undertake:

          (1)   to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

              (i)  to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

             (ii)  to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with Securities and

    Exchange Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

            (iii)  to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

          (2)   that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

          (3)   to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

        (b)   Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by us of expenses incurred or paid by one of our directors, officers or controlling persons in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

        (c)   The undersigned registrants hereby undertake to respond to requests for information that is incorporated by reference into the prospectus pursuant to Items 4, 10(b), 11 or 13 of this Form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

        (d)   The undersigned registrants hereby undertake to supply by means of a post effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Long Beach, State of California, on May 6, 2005.

REAL MEX RESTAURANTS, INC.
By:	/s/ STEVEN TANNER
	Name:	Steven Tanner
	Title:	Chief Financial Officer (Principal Financial Officer and Accounting Officer)

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Frederick F. Wolfe	President and Chief Executive Officer and Director (Principal Executive Officer)	May 6, 2005
/s/ STEVEN TANNER Steven Tanner	Chief Financial Officer (Principal Financial Officer and Accounting Officer)	May 6, 2005
* Fortunato N. Valenti	Director	May 6, 2005
* Richard Stockinger	Director	May 6, 2005
* Harold O. Rosser	Director	May 6, 2005
* Brian P. Friedman	Director	May 6, 2005
* J. Rice Edmonds	Director	May 6, 2005
* Michael J. Hislop	Director	May 6, 2005
* Jeffrey J. Teschke	Director	May 6, 2005
*By:	/s/ STEVEN TANNER Steven Tanner Attorney-in Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Long Beach, State of California, on May 6, 2005.

ACAPULCO RESTAURANTS, INC.
EL TORITO RESTAURANTS, INC.
EL TORITO FRANCHISING COMPANY
ACAPULCO RESTAURANT OF VENTURA, INC.
ACAPULCO RESTAURANT OF WESTWOOD, INC.
ACAPULCO RESTAURANT OF DOWNEY, INC.
MURRAY PACIFIC
ACAPULCO RESTAURANTS OF ENCINITAS, INC.
ACAPULCO RESTAURANT OF MORENO VALLEY, INC.
EL PASO CANTINA, INC.
REAL MEX FOODS, INC.
TARV, INC.
ALA DESIGN, INC.
ACAPULCO MARK CORP.
CKR ACQUISITION CORP.
CHEVYS RESTAURANTS, LLC
By:	/s/ STEVEN TANNER
	Name:	Steven Tanner
	Title:	Chief Financial Officer (Principal Financial Officer and Accounting Officer)

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Frederick F. Wolfe	President and Chief Executive Officer and Director (Principal Executive Officer)	May 6, 2005
/s/ STEVEN TANNER Steven Tanner	Chief Financial Officer (Principal Financial Officer and Accounting Officer)	May 6, 2005
* Fortunato N. Valenti	Director	May 6, 2005
* Richard Stockinger	Director	May 6, 2005

* Harold O. Rosser	Director	May 6, 2005
* Brian P. Friedman	Director	May 6, 2005
* J. Rice Edmonds	Director	May 6, 2005
* Michael J. Hislop	Director	May 6, 2005

* Jeffrey J. Teschke	Director	May 6, 2005
*By:	/s/ STEVEN TANNER Steven Tanner Attorney-in Fact

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Table of Additional Registrants
PART II INFORMATION NOT REQUIRED IN PROSPECTUS
  ITEM 20. INDEMNIFICATION OF DIRECTORS AND OFFICERS.
  ITEM 21. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.
  ITEM 22. UNDERTAKINGS.
SIGNATURES
SIGNATURES